                                                                Exhibit 99.2


                                            [LOGO OF BELL ATLANTIC APPEARS HERE]

                  ----------
                Quarterly
              ==============
                  bulletin


4th Quarter 1997                            January 21, 1998

BELL ATLANTIC CORPORATION                                                    2


---------------------------------
CONSOLIDATED STATEMENTS OF INCOME
---------------------------------




                                                                              (Dollars in Millions, Except Per Share Amounts)
                                            ------------                              -------------
                                            3 Mos. Ended   3 Mos. Ended               12 Mos. Ended  12 Mos. Ended
Unaudited                                       12/31/97       12/31/96   % Change         12/31/97       12/31/96   % Change
-----------------------------------------------------------------------------------------------------------------------------
Operating Revenues
  Local services                               $ 3,339.4      $ 3,227.3        3.5        $13,113.2      $12,559.1        4.4
  Network access services                        1,780.8        1,765.0        0.9          7,158.6        7,112.6        0.6
  Long distance services                           512.0          501.6        2.1          2,190.1        2,373.6       (7.7)
  Ancillary services                               482.7          469.6        2.8          1,845.4        1,738.0        6.2
  Directory and information services               648.6          593.3        9.3          2,298.0        2,224.3        3.3
  Wireless services                                888.8          725.4       22.5          3,328.5        2,713.6       22.7
  Other services                                    43.4          123.0      (64.7)           260.1          434.0      (40.1)
                                               ------------------------------------------------------------------------------
Total Operating Revenues                         7,695.7        7,405.2        3.9         30,193.9       29,155.2        3.6
                                               ------------------------------------------------------------------------------
Operating Expenses
  Employee costs                                 2,090.3        2,111.6       (1.0)         9,047.2        8,703.9        3.9
  Depreciation and amortization                  1,405.3        1,351.2        4.0          5,864.4        5,379.0        9.0
  Taxes other than income                          354.5          367.6       (3.6)         1,606.9        1,499.9        7.1
  Other operating expenses                       2,231.5        2,108.8        5.8          8,333.9        7,493.8       11.2
                                               ------------------------------------------------------------------------------
Total Operating Expenses                         6,081.6        5,939.2        2.4         24,852.4       23,076.6        7.7
                                               ------------------------------------------------------------------------------

Operating Income                                 1,614.1        1,466.0       10.1          5,341.5        6,078.6      (12.1)
Income (loss) from unconsolidated businesses       112.8          (37.7)         -           (124.1)         14.2           -
Other income and (expense), net                     16.2          (34.2)         -             (3.3)        (99.6)          -
Interest expense                                   311.3          269.0       15.7          1,230.0       1,082.0        13.7
Provision for income taxes                         491.8          387.8       26.8          1,529.2       1,782.3       (14.2)
                                               ------------------------------------------------------------------------------
Income from Continuing Operations                  940.0          737.3       27.5          2,454.9       3,128.9       (21.5)
Cumulative effect of change in
  accounting principle
    Directory publishing, net of tax                                                                        273.1
                                               ------------------------------------------------------------------------------
Net Income                                     $   940.0      $   737.3       27.5        $ 2,454.9     $ 3,402.0       (27.8)
                                               ==============================================================================

Basic Earnings per Share                       $    1.21      $     .95       27.4        $    3.16     $    4.40       (28.2)
Weighted average number of common shares
  outstanding (in millions)                        776.4          775.6                       775.9         773.3

Diluted Earnings per Share                     $    1.19      $     .94       26.6        $    3.13     $    4.36       (28.2)
Weighted average number of common shares
  outstanding-assuming dilution (in millions)      789.3          780.4                       785.5         780.1

Note:
Basic Earnings per Share are calculated by dividing reported net income by the weighted average number of common shares outstanding during the period.
Diluted Earnings per Share are calculated based on the assumption that potential common shares, such as warrants and options were also outstanding during the reporting period.

BELL ATLANTIC CORPORATION                                                     3


------------------------
EARNINGS RECONCILIATIONS
------------------------


                                                                                (Dollars in Millions, Except Per Share Amounts)
                                                             --------------------------------
                                                                  3 Mos. Ended 12/31/97              3 Mos. Ended 12/31/96
Unaudited                                                     Net Income          Basic EPS      Net Income           Basic EPS
-------------------------------------------------------------------------------------------------------------------------------
Reported Earnings                                            $    940.0        $      1.21      $     737.3         $       .95
Adjustments:
Transition costs                                                   46.7                .06
Regulatory, legal and other                                        24.5                .03             56.1                 .07
Special pension enhancement                                        38.4                .05             36.8                 .05
Benefit plan amendment                                                                                 25.6                 .03
Disposition (gains) and losses                                    (78.7)              (.10)            53.7                 .07
                                                             ------------------------------------------------------------------
Adjusted Earnings                                            $    970.9        $      1.25      $     909.5         $      1.17
                                                             ==================================================================
Adjusted Growth                                                     6.8%               6.8%


                                                                                (Dollars in Millions, Except Per Share Amounts)
                                                             --------------------------------
                                                                 12 Mos. Ended 12/31/97             12 Mos. Ended 12/31/96
Unaudited                                                     Net Income          Basic EPS      Net Income           Basic EPS
-------------------------------------------------------------------------------------------------------------------------------
Reported Earnings                                            $  2,454.9        $       3.16     $   3,402.0         $      4.40
Adjustments:
Merger-related costs
 Direct costs                                                     182.0                 .23
 Employee severance costs                                         139.5                 .18
 Transition costs                                                  59.7                 .08

Special charges
 Fixed assets and real estate                                     221.0                 .29
 Video-related                                                    196.3                 .25
 Regulatory, legal and other                                      244.0                 .31           164.4                 .21
 Miscellaneous items                                              111.4                 .14

Other one-time items
 Special pension enhancement                                      324.5                 .42           147.3                 .19
 Benefit plan amendment                                                                                25.6                 .03
 CWC restructuring                                                 59.3                 .08
 Disposition (gains) and losses                                  (110.2)               (.14)            8.0                 .01
 Tax-related issues                                               (35.6)               (.04)

Change in accounting principle                                                                       (273.1)               (.35)
                                                             ------------------------------------------------------------------
Adjusted Earnings                                            $  3,846.8        $       4.96     $   3,474.2         $      4.49
                                                             ==================================================================
Adjusted Growth                                                    10.7%               10.5%

BELL ATLANTIC CORPORATION                                                      4


------------------------------------------------------------
CONSOLIDATED ADJUSTED STATEMENTS OF INCOME -- FOURTH QUARTER
------------------------------------------------------------


                                                                                     (Dollars in Millions, Except Per Share Amounts)

                                   3 Mos. Ended 12/31/97                         3 Mos. Ended 12/31/96
Unaudited                               Reported     Adjustments   Adjusted      Reported   Adjustments      Adjusted      % Change
-----------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
  Local services                        $3,339.4  $                $3,339.4      $3,227.3   $                $3,227.3           3.5
  Network access services                1,780.8         43.4 (1)   1,824.2       1,765.0       77.4 (12)     1,842.4          (1.0)
  Long distance services                   512.0                      512.0         501.6                       501.6           2.1
  Ancillary services                       482.7         (1.1)(2)     481.6         469.6                       469.6           2.6
  Directory and information services       648.6                      648.6         593.3                       593.3           9.3
  Wireless services                        888.8                      888.8         725.4      (17.3)(13)       708.1          25.5
  Other services                            43.4         (5.1)(3)      38.3         123.0                       123.0         (68.9)
                                        -------------------------------------------------------------------------------------------
Total Operating Revenues                 7,695.7         37.2       7,732.9       7,405.2       60.1          7,465.3           3.6
                                        -------------------------------------------------------------------------------------------
Operating Expenses
  Employee costs                         2,090.3        (62.8)(4)   2,027.5       2,111.6     (100.2)(14)     2,011.4           0.8
  Depreciation and amortization          1,405.3          1.9 (5)   1,407.2       1,351.2      (18.5)(15)     1,332.7           5.6
  Taxes other than income                  354.5         (0.4)(6)     354.1         367.6                       367.6          (3.7)
  Other operating expenses               2,231.5        (76.3)(7)   2,155.2       2,108.8      (77.7)(16)     2,031.1           6.1
                                        -------------------------------------------------------------------------------------------
Total Operating Expenses                 6,081.6       (137.6)      5,944.0       5,939.2     (196.4)         5,742.8           3.5
                                        -------------------------------------------------------------------------------------------

Operating Income                         1,614.1        174.8       1,788.9       1,466.0      256.5          1,722.5           3.9
Income (loss) from unconsolidated
 businesses                                112.8       (100.9)(8)      11.9         (37.7)       6.7 (17)       (31.0)           --
Other income and (expense), net             16.2         (3.9)(9)      12.3         (34.2)       9.9 (18)       (24.3)           --
Interest expense                           311.3         (0.4)(10)    310.9         269.0       (0.3)(19)       268.7          15.7
Provision for income taxes                 491.8         39.5 (11)    531.3         387.8      101.2 (20)       489.0           8.7
                                        -------------------------------------------------------------------------------------------
Net Income                              $  940.0  $      30.9      $  970.9      $  737.3   $  172.2         $  909.5           6.8
                                        ===========================================================================================

Basic Earnings per Share                $   1.21  $       .04      $   1.25      $    .95   $    .22         $   1.17           6.8
                                        ===========================================================================================
Weighted average number of common
  shares outstanding (in millions)         776.4                      776.4         775.6                       775.6

Footnotes:

1997
(1) Adjustment related to regulatory issues ($38.3) and transition issues ($5.1)
(2)  Adjustment related to transition issues
(3)  Adjustment related to transition issues
(4) Adjustment for special pension enhancement ($60.0) and transition costs ($2.8)
(5)  Adjustment related to transition costs ($1.9)
(6)  Adjustment for transition costs ($0.4)
(7)  Adjustment for transition costs ($76.3)
(8) Adjustment on pre-tax gains on the sale of Infostrada ($54.3) and Bellcore ($46.4) and transition issues ($0.2)
(9)  Adjustment for transition issues ($3.9)
(10) Adjustment related to regulatory issues ($0.4)
(11) Tax effects of items (1)-(10) above

1996
(12) Adjustment related to regulatory issues
(13) Adjustment related to accounting reclass for BAM promotions
(14) Adjustment related to special pension enhancement ($58.9) and benefit plan amendment ($41.3)
(15) Adjustment related to dispositions
(16) Adjustment related to dispositions ($47.4), accounting reclass for BAM promotions ($17.3) and costs for regulatory and other issues ($13.0)
(17) Adjustment related to dispositions
(18) Adjustment related to dispositions
(19) Adjustment related to dispositions
(20) Tax effect of items (12)-(19) above

BELL ATLANTIC CORPORATION                                                     5

----------------------------------------------------------
CONSOLIDATED ADJUSTED STATEMENTS OF INCOME -- YEAR-TO-DATE
----------------------------------------------------------

                                                                                    (Dollars in Millions, Except Per Share Amounts)

                                             12 Mos. Ended 12/31/97                12 Mos. Ended  12/31/96
Unaudited                                    Reported      Adjustments    Adjusted Reported      Adjustments    Adjusted    % Change
------------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                             $13,113.2     $    83.0 (1)  $13,196.2 $12,559.1     $             $ 12,559.1     5.1
 Network access services                      7,158.6         179.5 (2)    7,338.1   7,112.6        132.4 (12)    7,245.0     1.3
 Long distance services                       2,190.1                      2,190.1   2,373.6                      2,373.6    (7.7)
 Ancillary services                           1,845.4           0.6 (3)    1,846.0   1,738.0                      1,738.0     6.2
 Directory and information services           2,298.0                      2,298.0   2,224.3                      2,224.3     3.3
 Wireless services                            3,328.5                      3,328.5   2,713.6        (62.6)(13)    2,651.0    25.6
 Other services                                 260.1                        260.1     434.0                        434.0   (40.1)
                                            ----------------------------------------------------------------------------------------
Total Operating Revenues                     30,193.9         263.1       30,457.0  29,155.2         69.8        29,225.0     4.2
                                            ----------------------------------------------------------------------------------------

Operating Expenses
  Employee costs                              9,047.2        (804.7)(4)    8,242.5   8,703.9       (277.1)(14)    8,426.8    (2.2)
  Depreciation and amortization               5,864.4        (299.8)(5)    5,564.6   5,379.0        (18.5)(15)    5,360.5     3.8
  Taxes other than income                     1,606.9         (80.1)(6)    1,526.8   1,499.9                      1,499.9     1.8
  Other operating expenses                    8,333.9        (537.9)(7)    7,796.0   7,493.8       (233.0)(16)    7,260.8     7.4
                                            ----------------------------------------------------------------------------------------
Total Operating Expenses                     24,852.4      (1,722.5)      23,129.9  23,076.6       (528.6)       22,548.0     2.6
                                            ----------------------------------------------------------------------------------------

Operating Income                              5,341.5       1,985.6        7,327.1   6,078.6        598.4         6,677.0     9.7
Income (loss) from unconsolidated businesses   (124.1)         78.8 (8)      (45.3)     14.2        (59.6)(17)      (45.4)    0.2
Other income and (expense), net                  (3.3)         (5.1)(9)       (8.4)    (99.6)        11.8 (18)      (87.8)      -
Interest expense                              1,230.0         (13.4)(10)   1,216.6   1,082.0         (0.3)(19)    1,081.7    12.5
Provision for income taxes                    1,529.2         680.8 (11)   2,210.0   1,782.3        205.6 (20)    1,987.9    11.2
                                            ----------------------------------------------------------------------------------------
Income from Continuing Operations             2,454.9       1,391.9        3,846.8   3,128.9        345.3         3,474.2    10.7
Cumulative effect of change in
 accounting principle
   Directory publishing, net of tax                                                    273.1       (273.1)(21)         -
                                            ----------------------------------------------------------------------------------------
Net Income                                   $2,454.9     $ 1,391.9      $ 3,846.8  $3,402.0     $   72.2        $3,474.2   10.7
                                            ========================================================================================

Basic Earnings per Share                     $   3.16     $    1.80       $   4.96  $   4.40     $    .09        $   4.49   10.5
                                            ========================================================================================
Weighted average number of common
 shares outstanding (in millions)               775.9                        775.9     773.3                        773.3

Footnotes:
1997
(1)  Restated for reclass adjustment
(2) Adjustment related to regulatory issues ($174.4) and transition issues ($5.1)
(3) Adjustment for miscellaneous items ($1.7), partially offset by transition issues ($1.1)
(4) Adjustment for merger-related costs ($279.9), special pension enhancement ($513.1) and video-related charges ($11.7)
(5) Adjustment related to fixed asset write-downs ($297.2), miscellaneous items ($4.5), partially offset by transition issues ($1.9)
(6) Adjustment for merger-related costs ($25.0), other contingencies ($54.7) and transition costs ($0.4)
(7) Adjustment for merger-related costs ($217.6), special charges for real estate consolidations ($54.9), video-related ($69.3), regulatory, legal and other ($126.2), miscellaneous items ($165.9) and an increase for a reclass adjustment ($96.0)
(8) Adjustment for CWC restructuring ($59.3), video-related charges ($161.8), partially offset by pre-tax gains on the sales of Sky TV ($41.4), Infostrada ($54.3) and Bellcore ($46.4) and transition issues ($0.2)
(9)  Adjustment for miscellaneous items ($1.2) and transition issues ($3.9)
(10) Restated for reclass adjustment ($13.0) and regulatory issues ($0.4)
(11) Tax effects on items (1)-(10) above ($673.3), miscellaneous items ($28.1) and a net benefit for tax-related issues ($35.6)

1996
(12) Adjustment related to regulatory issues
(13) Adjustment related to an accounting reclass for BAM promotions
(14) Adjustment for special pension enhancement ($235.8) and benefit plan amendment ($41.3)
(15) Adjustment related to dispositions
(16) Adjustment for regulatory and other issues ($123.0), accounting reclass for BAM promotions ($62.6) and dispositions ($47.4)
(17) Adjustment related to pre-tax gain on Vanstar disposition ($66.3) and charges related to dispositions ($6.7)
(18) Adjustment for regulatory, legal and other issues ($1.9) and dispositions ($9.9)
(19) Adjustment related to dispositions
(20) Tax effects of items (12)-(19) above
(21) Adjustment for change in accounting principle

BELL ATLANTIC CORPORATION                                                      6


-------------------------------------------
SELECTED FINANCIAL AND OPERATING STATISTICS
-------------------------------------------

                                 (Dollars in Millions, Except Per Share Amounts)


                                                               3 Mos. Ended    3 Mos. Ended    12 Mos. Ended     12 Mos. Ended
Unaudited                                                          12/31/97        12/31/96         12/31/97          12/31/96
------------------------------------------------------------------------------------------------------------------------------
Debt ratio-end of period                                                                               60.5%             58.3%

Return on average common equity-adjusted basis                        27.6%           28.1%            29.2%             29.3%

Book value per common share-end of period                                                          $  16.47          $  16.73

Cash dividends declared per common share  (1)                     $    .77         $   .72         $   3.02          $   2.88

Common shares outstanding
 Weighted average                                                    776.4           775.6            775.9             773.3
 Weighted average-assuming dilution                                  789.3           780.4            785.5             780.1
 End of period                                                                                        776.5             775.7

Capital expenditures
 Telecom                                                          $  1,489         $ 1,736         $  5,523          $  4,928
 Domestic cellular                                                     251             330              915               935
 Other                                                                  15             178              200               530
                                                                  ------------------------------------------------------------
 Total                                                            $  1,755         $ 2,244         $  6,638          $  6,393

Employees
 Telecom                                                                                            131,310           127,296
 Other                                                                                                9,779             9,959
                                                                                                   ---------------------------
 Total                                                                                              141,089           137,255

Footnote:

(1) Cash dividends declared per common share represent the historical dividends of Bell Atlantic Corporation. Cash dividends declared in the 12 months ended 12/31/96 include a payment of $.005 per common share for redemption of all rights granted under our Shareholder Rights Plan.

BELL ATLANTIC CORPORATION                                                      7


---------------------------
CONSOLIDATED BALANCE SHEETS
---------------------------


                                  (Dollars in Millions, Except Per Share Amounts)

                                             ----------
Unaudited                                      12/31/97    12/31/96     $ Change
----------------------------------------------------------------------------------
Assets
 Current assets
  Cash and cash equivalents                  $    322.8  $    249.4   $    73.4
  Short-term investments                          720.6       300.5       420.1
  Accounts receivable, net                      6,340.8     6,168.9       171.9
  Inventories                                     550.3       478.4        71.9
  Prepaid expenses                                634.0       716.3       (82.3)
  Other                                           432.3       543.3      (111.0)
                                             -------------------------------------
 Total current assets                           9,000.8     8,456.8       544.0
                                             -------------------------------------
 Plant, property and equipment                 77,437.2    75,679.5     1,757.7
  Less accumulated depreciation                42,397.8    39,544.7     2,853.1
                                             -------------------------------------
                                               35,039.4    36,134.8    (1,095.4)
                                             -------------------------------------
 Investments in unconsolidated businesses       5,144.2     4,922.2       222.0
 Other assets                                   4,779.7     3,847.3       932.4
                                             -------------------------------------
Total Assets                                 $ 53,964.1  $ 53,361.1   $   603.0
                                             =====================================
Liabilities and Shareowners' Investment
 Current liabilities
  Debt maturing within one year              $  6,342.8  $  2,884.2   $ 3,458.6
  Accounts payable and accrued liabilities      5,966.4     6,160.6      (194.2)
  Other                                         1,355.0     1,305.1        49.9
                                             -------------------------------------
 Total current liabilities                     13,664.2    10,349.9     3,314.3
                                             -------------------------------------
 Long-term debt                                13,265.2    15,286.0    (2,020.8)
                                             -------------------------------------
 Employee benefit obligations                  10,004.4     9,588.0       416.4
                                             -------------------------------------
 Deferred credits and other liabilities
  Deferred income taxes                         2,106.2     1,846.9       259.3
  Unamortized investment tax credits              250.7       288.8       (38.1)
  Other                                           772.6       865.9       (93.3)
                                             -------------------------------------
                                                3,129.5     3,001.6       127.9
                                             -------------------------------------
 Minority interest, including a portion
  subject to redemption requirements              911.2     2,014.2    (1,103.0)
                                             -------------------------------------
 Preferred stock of subsidiary                    200.5       145.0        55.5
                                             -------------------------------------

 Shareowners' investment
  Common stock                                     78.8        78.7         0.1
  Contributed capital                          13,184.5    13,295.0      (110.5)
  Reinvested earnings                           1,332.8     1,279.8        53.0
  Foreign currency translation adjustment        (553.4)     (319.4)     (234.0)
                                             -------------------------------------
                                               14,042.7    14,334.1      (291.4)
  Less common stock in treasury, at cost          590.5       589.3         1.2
  Less deferred compensation-employee stock
   ownership plans                                663.1       768.4      (105.3)
                                             -------------------------------------
 Total shareowners' investment                 12,789.1    12,976.4      (187.3)
                                             -------------------------------------
Total Liabilities and Shareowners'
 Investment                                  $ 53,964.1  $ 53,361.1   $   603.0
                                             =====================================

BELL ATLANTIC CORPORATION                                                      8


-------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS
-------------------------------------


                                                             (Dollars in Millions)
                                           -------------
                                           12 Mos. Ended  12 Mos. Ended
Unaudited                                       12/31/97       12/31/96   $ Change
-------------------------------------------------------------------------------------
Cash Flows from Operating Activities
Net Income                                     $ 2,454.9      $ 3,402.0   $ (947.1)
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
   Depreciation and amortization                 5,864.4        5,379.0      485.4
   Cumulative effect of change in
    accounting principle, net of
    tax                                                -         (273.1)     273.1
   (Income)/loss from unconsolidated
    businesses                                     124.1          (14.2)     138.3
   Dividends received from
    unconsolidated businesses                      192.1          194.8       (2.7)
   Amortization of unearned lease
    income                                        (110.3)        (100.6)      (9.7)
   Other items, net                                216.0          112.6      103.4
   Changes in certain assets and
    liabilities, net of effects from
    acquisition/disposition of businesses          117.5           80.3       37.2
                                               --------------------------------------
Net cash provided by operating activities        8,858.7        8,780.8       77.9
                                               --------------------------------------
Cash Flows from Investing Activities
Net change in short-term investments              (416.7)        (285.6)    (131.1)
Additions to plant, property and
 equipment                                      (6,637.7)      (6,394.7)    (243.0)
Proceeds from sale of plant, property
 and equipment                                       5.5           15.4       (9.9)
Investment in leased assets                       (161.6)        (201.3)      39.7
Proceeds from leasing activities                    83.0           99.9      (16.9)
Proceeds from notes receivable                      63.1          213.3     (150.2)
Acquisition of businesses, less cash
 acquired                                          (61.8)         (10.0)     (51.8)
Investments in unconsolidated businesses          (833.0)      (1,071.2)     238.2
Proceeds from Telecom Corp NZ capital
 repurchase plan                                   153.3              -      153.3
Proceeds from disposition of businesses            546.5          127.8      418.7
Other, net                                         (53.3)         (67.6)      14.3
                                               --------------------------------------
Net cash used in investing activities           (7,312.7)      (7,574.0)     261.3
                                               --------------------------------------
Cash Flows from Financing Activities
Proceeds from borrowings                           633.0          109.4      523.6
Principal repayments of borrowings and
 capital lease obligations                        (901.4)        (375.8)    (525.6)
Net change in short-term borrowings with
 original maturities of three months or
 less                                            1,580.3           77.1    1,503.2
Dividends paid                                  (2,366.3)      (2,204.1)    (162.2)
Proceeds from sale of common stock                 710.7          328.3      382.4
Purchase of common stock for treasury             (919.8)        (118.3)    (801.5)
Minority interest                                    (.1)         687.8     (687.9)
Net change in outstanding checks drawn
 on controlled disbursement accounts              (264.5)          75.3     (339.8)
Proceeds from sale of preferred stock by
 subsidiary                                         65.5              -       65.5
Reduction in preferred stock of
 subsidiary                                        (10.0)             -      (10.0)
                                               --------------------------------------
Net cash used in financing activities           (1,472.6)      (1,420.3)     (52.3)
                                               --------------------------------------
Increase (decrease) in cash and cash
 equivalents                                        73.4         (213.5)     286.9
Cash and cash equivalents, beginning of
 year                                              249.4          462.9     (213.5)
                                               --------------------------------------
Cash and cash equivalents, end of year         $   322.8      $   249.4   $   73.4
                                               ======================================

BELL ATLANTIC CORPORATION                                                      9


-----------------------------
REVENUE CATEGORY DESCRIPTIONS
-----------------------------

Local Services
Includes revenues from the provision of local exchange, private line, and public phone services. Also includes revenues from value-added central-office services such as Caller ID, Call Waiting, Return Call, and a number of other call management features.

Network Access Services
Includes interstate and intrastate revenues from other carriers for their use of our local exchange facilities in the provision of both local exchange and long distance services to their customers. Also includes revenues received from end-user subscribers.

Long Distance Services
Includes revenues from intraLATA toll services (calls made from outside a customer's local calling area, but within the same area served by our operating telephone subsidiaries). Also includes revenues from the provision of interexchange (long distance) services outside of our region. This category will include revenues from long distance services once we are allowed to provide these services within our region.

Ancillary Services
Includes revenues from a number of services including voice messaging, ISDN and other high bandwidth services, billing and collection, rent, and systems integration.

Directory and Information Services
Includes revenues from advertising and marketing services provided by our White and Yellow Page directories within our region, international directory services, and electronic directories on the Internet through Big Yellow(SM). Also includes revenues from our Internet services business.

Wireless Services
Includes revenues from our consolidated wireless subsidiaries, which include Bell Atlantic Mobile, our wholly-owned domestic unit, and Grupo Iusacell in Mexico, where we have management control. Also includes revenues from wireless consulting services.

Other Services
Includes revenues from all other sources not included above, such as our leasing business and telecommunications consulting.

-------------------
SECTOR DESCRIPTIONS
-------------------

Telecom
A group of subsidiaries consisting of our nine operating telephone companies and a centralized services and support staff, our directory and information services companies, our systems integration company, our long distance company, and a number of other companies providing telecom-related services.

Global Wireless
A portfolio of domestic and international wireless companies consisting of a wholly-owned subsidiary and others with various equity ownership stakes, Domestically, our portfolio includes Bell Atlantic Mobile (wholly-owned) and PrimeCo Personal Communications (50%). Internationally, our wireless investments include Group Iusacell in Mexico (42%), Omnitel Pronto Italia in Italy (17.4%), EuroTel in the Czech Republic and Slovakia (24.5%), STET Hellas in Greece (20%), and Excelcomindo in Indonesia (23.1%).

International Telecom
A portfolio of investments, principally related to telecommunications. These investments include equity ownership stakes in publicly-traded companies such as Telecom Corporation of New Zealand (24.9%), Cable and Wireless Communications (18.5%), and TelecomAsia (18.2%). In addition, we are the managing sponsor of FLAG (Fiberoptic Link Around the Globe) with a 39% equity stake, and own 20% of BayanTel in the Philippines.

BELL ATLANTIC CORPORATION                                                     10

-------------------------------------------
TELECOM SECTOR - ADJUSTED FINANCIAL RESULTS
-------------------------------------------


                                                                                                          (Dollars in Millions)
                                        ---------------                            ----------------
                                          3 Mos. Ended    3 Mos. Ended               12 Mos. Ended   12 Mos. Ended
Unaudited                                     12/31/97        12/31/96   % Change         12/31/97        12/31/96    % Change
--------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
 Local services                              $ 3,354.3       $ 3,242.6        3.4        $13,250.5       $12,622.2         5.0
 Network access services                       1,824.2         1,842.7       (1.0)         7,338.4         7,245.5         1.3
 Long distance services                          512.1           501.7        2.1          2,190.2         2,373.8        (7.7)
 Ancillary services                              493.7           478.3        3.2          1,894.8         1,783.3         6.3
 Directory and information services              648.6           593.3        9.3          2,298.0         2,224.3         3.3
                                          --------------------------------------------------------------------------------------
Total Operating Revenues                       6,832.9         6,658.6        2.6         26,971.9        26,249.1         2.8
                                          --------------------------------------------------------------------------------------
Operating Expenses
 Employee costs                                1,864.0         1,872.3       (0.4)         7,650.5         7,891.7        (3.1)
 Depreciation and amortization                 1,297.3         1,230.7        5.4          5,028.9         4,945.2         1.7
 Taxes other than income                         333.0           348.2       (4.4)         1,435.5         1,423.4         0.9
 Other operating expenses                      1,687.6         1,589.5        6.2          6,093.0         5,701.9         6.9
                                          --------------------------------------------------------------------------------------
Total Operating Expenses                       5,181.9         5,040.7        2.8         20,207.9        19,962.2         1.2
                                          --------------------------------------------------------------------------------------

Operating Income                             $ 1,651.0       $ 1,617.9        2.0        $ 6,764.0       $ 6,286.9         7.6
                                          --------------------------------------------------------------------------------------
Operating Income Margin                           24.2%           24.3%                       25.1%           24.0%

Operating Cash Flow                          $ 2,948.3       $ 2,848.6        3.5        $11,792.9       $11,232.1         5.0
                                          --------------------------------------------------------------------------------------
Operating Cash Flow Margin                        43.1%           42.8%                       43.7%           42.8%

Operating Statistics
Access lines in service (in thousands)                                                      39,714          38,280         3.7
    Residence                                                                               25,291          24,496         3.2
    Business                                                                                13,967          13,325         4.8
    Public                                                                                     456             458        (0.4)
  ISDN-BRI lines                                                                               436             323        35.0

Access minutes of use (in millions)             41,704          38,276        9.0          160,477         149,514         7.3

Employees per 10,000 access lines      (1)                                                    30.6            30.9        (1.0)

Footnote:

(1)  Calculated based on employees of telephone operations only

BELL ATLANTIC CORPORATION                                                     11


--------------------------------------------------------
GLOBAL WIRELESS SECTOR - QUARTERLY PROPORTIONATE RESULTS
--------------------------------------------------------


                                                                                                               (Dollars in Millions)
                                                ------------                               -------------
                                                3 Mos. Ended    3 Mos. Ended               12 Mos. Ended   12 Mos. Ended
Unaudited                                           12/31/97        12/31/96   % Change         12/31/97        12/31/96   % Change
------------------------------------------------------------------------------------------------------------------------------------
Combined Global Wireless
Subscribers (000)                                                                                 6,346           4,703       34.9
Subscriber net adds in period (000)                    519             416       24.8             1,601           1,211       32.2
POPs (000)                                                                                      175,674         172,817        1.7

Bell Atlantic Mobile
Selected Financial Results
Operating revenues                      (1)      $   755.1        $  652.3       15.8       $   2,858.5     $   2,439.3       17.2
Less: equipment revenues                              40.0            34.7       15.3             134.9           131.5        2.6
                                                 -----------------------------------------------------------------------------------
Service revenues                                     715.1           617.6       15.8           2,723.6         2,307.8       18.0
                                                 -----------------------------------------------------------------------------------

Operating income                                     204.4           150.8       35.5             740.0           573.0       29.1
Operating cash flow                     (2)      $   314.7        $  220.2       42.9       $   1,158.7     $     873.7       32.6
Operating cash flow margin              (3)             44%             36%                          43%             38%
Capital expenditures, excluding acquisitions     $   251.1        $  330.2      (24.0)      $     915.0     $     935.4       (2.2)

Selected Operating Data
Subscribers (000)                                                                                 5,356           4,410       21.4
Penetration                             (4)                                                         9.4%            7.8%
Subscriber net adds in period (000)                    292             356      (18.0)              946           1,052      (10.1)
Controlled POPs (000)                   (5)                                                      56,987          56,830        0.3
Owned POPs (000)                        (6)                                                      55,101          55,021        0.1

Churn rate                                             1.8%            1.9%                         1.7%            1.8%
Total revenue per subscriber            (7)      $   52.89        $  56.37       (6.2)      $     53.19     $     57.76       (7.9)
Service revenue per subscriber                   $   46.07        $  49.26       (6.5)      $     46.73     $     50.34       (7.2)
Cash expense per subscriber                      $   25.80        $  31.69      (18.6)      $     26.85     $     31.27      (14.1)
Acquisition cost per subscriber         (8)      $     217        $    225       (3.6)      $       222     $       220        0.9

PrimeCo Personal Communications
Subscribers (000)                                                                                   181              18          -
Subscriber net adds in period (000)                     59              18          -               163              18          -
POPs (000)                                                                                       28,487          28,487

International Wireless Operations       (9)
Subscribers (000)                                                                                   810             275          -
Subscriber net adds in period (000)                    169              42          -               493             141          -
POPs (000)                                                                                       90,200          87,500        3.1

Operating revenues                               $   140.5        $   77.3       81.8       $     463.5     $     241.8       91.7
Operating income (loss)                          $    16.7        $  (11.8)         -       $      25.3     $     (36.7)         -
Operating cash flow                              $    29.1        $    7.2          -       $      89.1     $      22.4          -

Footnotes:

     Proportionate results reflect the relative weight of the Company's ownership interests in its domestic and international wireless investments. Bell Atlantic Mobile results reflect consolidated results for all controlled markets.
(1) Operating revenues include service revenues, outcollect roaming, and equipment revenues
(2) Operating cash flow equals operating income plus depreciation and amortization
(3) Operating cash flow margin is calculated by dividing operating cash flow by service revenues
(4)  Penetration is calculated by dividing subscribers by controlled POPs
(5) Controlled POPs represent the total number of POPs for which Bell Atlantic Mobile has operating control
(6) Owned POPs represent Bell Atlantic Mobile percentage ownership in all licensed markets
(7) Revenue per subscriber is calculated using operating revenues and incollect roaming revenues. Incollect roaming revenues were $65.8 and $241.5 for the three and twelve month periods ended 12/31/97, respectively, and $54.4 and $208.8 for the three and twelve month periods ended 12/31/96, respectively
(8)  Acquisition cost per subscriber includes commissions and loss on handsets
(9) Represents Bell Atlantic's proportionate share of International wireless investments including consolidated, equity method, and cost basis investments

BELL ATLANTIC CORPORATION                                                     12


----------------------------
INVESTOR CONTACT INFORMATION
----------------------------


Peter D. Crawford, CFA

Vice President - Investor Relations and Shareowner Services
Primary contact for institutional investors and sell-side analysts
215 963-6123     212 395-1955

Dominic Di Bucci, CFA

Director - Investor Relations
Contact for institutional investors and
sell-side analysts
215 963-6097     212 395-1924

Kevin R. Tarrant, CPA

Director - Investor Communications
Responsible for print and electronic investor communications
215 963-6243     212 395-1868

Kerry I. Higgins, CPA

Manager
215 963-6122     212 395-1930

Diane Kozik

Manager
212 395-1932

Mailing Address

We will be moving to our New York headquarters location during the first quarter of 1998. Until such time, we will be located in our Philadelphia office.

Investor Relations
1717 Arch Street
31st Floor West
Philadelphia, PA 19103

Investor Relations
1095 Avenue of the Americas
36th Floor
New York, New York 10036

Fax

215 963-6470 (Philadelphia)
212 921-2917 (New York)

Fax on demand

800 329-7310

Transfer Agent and Registrar

For information about your stock account or shareowner services such as dividend reinvestment or the direct deposit of dividends, contact our transfer agent:

Boston EquiServe
P.O. Box 8038
Boston, MA 02266-8038
Phone                800-631-2355
Outside the U.S.     617-575-3994
                     (collect)
TDD                  800-829-8259
E-mail               shareholder-equiserve
                     @equiserve.com

Shareowner Newsline

800 BEL-5595

World Wide Web

www.bellatlantic.com/invest
The new Bell Atlantic-formed through the merger of Bell Atlantic and NYNEX-is at the forefront of the new communications, information and entertainment industry. With 40 million telephone access lines and 5.8 million wireless customers worldwide, Bell Atlantic companies are premier providers of advanced wireline voice and data services, market leaders in wireless services and the world's largest publishers of directory information. Bell Atlantic companies are also among the world's largest investors in high-growth global communications markets, with operations and investments in 21 countries.

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